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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                              -------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              -------------------

                                      IXIA
             (Exact name of registrant as specified in its charter)

                  CALIFORNIA                             95-4635982
         (State or other jurisdiction                 (I.R.S. Employer
       of incorporation or organization)             Identification No.)

   26601 WEST AGOURA ROAD, CALABASAS, CALIFORNIA            91302
    (Address of principal executive offices)              (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ X ]

Securities Act registration statement file number to which this form relates:
333-42678 (if applicable).

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                         Name of each exchange on which
   to be so registered                         each class is to be registered
-------------------------                    -----------------------------------

         None
    --------------                                  ---------------

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, without par value
                                (Title of class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

        The description of the Common Stock, without par value, of Ixia (the "Registrant") set forth under the caption "Description of Capital Stock" in the Prospectus filed by the Registrant with the Securities and Exchange Commission on July 31, 2000, as part of the Registration Statement on Form S-1 (Registration No. 333-42678) (the "Form S-1"), as amended from time to time, is hereby incorporated by reference in answer to this Item.


ITEM 2. EXHIBITS

        The following exhibits which have been filed as exhibits in the Form S-1 are hereby incorporated by reference as exhibits in answer to this Item:

        1. Specimen Certificate for Common Stock, without par value, of the Registrant (filed as Exhibit 4.1 in the Form S-1).

        2. Amended and Restated Articles of Incorporation, as amended (filed as Exhibit 3.1 in the Form S-1).

        3. Bylaws of the Registrant, as amended (filed as Exhibit 3.2 in the Form S-1).


                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         IXIA


Date:  September 13, 2000                By:    /s/ ERROL GINSBERG
                                            ------------------------------------
                                                Errol Ginsberg, President
                                                and Chief Executive Officer

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                                  EXHIBIT INDEX

        1. Specimen Certificate for Common Stock, without par value, of the Registrant (filed as Exhibit 4.1 in the Form S-1).

        2. Amended and Restated Articles of Incorporation, as amended (filed as Exhibit 3.1 in the Form S-1).

        3. Bylaws of the Registrant, as amended (filed as Exhibit 3.2 in the Form S-1).